Benefit Plans (Policy)	12 Months Ended
Dec. 31, 2011
Benefit Plans [Abstract]
Methodology Of Determining Fair Value Of Pension Assets

Following is a description of the valuation methodologies used for investments measured at fair value, including the general classification of such investments pursuant to the fair value hierarchy.

Common/Collective Trusts: Common/collective trusts consist of pools of investments used by institutional investors to obtain exposure to equity and fixed income markets by investing in equity index funds which are intended to mirror indices such as Standard & Poor's 500 Index, Russell Small Cap Completeness Index, State Street Global Advisor's Fundamental Index, MSCI EAFE Index, MSCI Emerging Markets Index, and an actively managed long duration fixed income fund. They are valued on the basis of the relative interest of each participating investor in the fair value of the underlying assets of each of the respective common/collective trusts. The underlying assets are valued based on the net asset value ("NAV") as provided by the investment account manager and are classified in level 2 of the fair value hierarchy. These common/collective trusts have defined redemption terms which vary from two day prior notice to semi-monthly openings for redemption. There are no other restrictions on redemption at December 31, 2011.

U.S. and Foreign Government Securities: U.S. and Foreign Government securities consist of investments in Treasury Nominal Bonds and Inflation Protected Securities, investment grade municipal securities and unrated or non-investment grade municipal securities. Government securities, which are traded in a non-active over-the-counter market, are valued at a price which is based on a broker quote, and are classified in level 2 of the fair value hierarchy.

Corporate Debt Instruments: Corporate debt instruments are valued at a price which is based on a compilation of primarily observable market information or a broker quote in a non-active over-the-counter market, and are classified in level 2 of the fair value hierarchy.

Common Stocks: Common stocks are valued based on the price of the security as listed on an open active exchange on last trade date, and are classified in level 1 of the fair value hierarchy.

Registered Investment Companies: Investments in mutual funds sponsored by a registered investment company are valued based on exchange listed prices and are classified in level 1 of the fair value hierarchy. Registered investment company funds which are designed specifically to meet Altria Group, Inc.'s pension plans investment strategies but are not traded on an active market are valued based on the NAV of the underlying securities as provided by the investment account manager on the last business day of the period and are classified in level 2 of the fair value hierarchy. The registered investment company funds measured at NAV have daily liquidity and are not subject to any redemption restrictions at December 31, 2011.

U.S. and Foreign Cash & Cash Equivalents: Cash and cash equivalents are valued at cost that approximates fair value, and are classified in level 1 of the fair value hierarchy. Cash collateral for forward contracts on U.S. Treasury notes, which approximates fair value, is classified in level 2 of the fair value hierarchy.

Asset Backed Securities: Asset backed securities are fixed income securities such as mortgage backed securities and auto loans that are collateralized by pools of underlying assets that are unable to be sold individually. They are valued at a price which is based on a compilation of primarily observable market information or a broker quote in a non-active, over-the-counter market, and are classified in level 2 of the fair value hierarchy.